UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2011

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)
(816) 234-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     The annual meeting of shareholders of the Company was held on April 20, 2011. As of the record date, there were a total of 87,061,111 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 76,134,317 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:
(1)	Election of four directors to the 2014 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The four nominees for the four directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes

John R. Capps	63,944,647	390,866	11,798,804
W. Thomas Grant II	63,192,843	1,142,670	11,798,804
James B. Hebenstreit	63,777,778	557,735	11,798,804
David W. Kemper	62,685,674	1,649,839	11,798,804
Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2014 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: Earl H. Devanny III, Jonathan M. Kemper, Terry O. Meek, Benjamin F. Rassieur III, Todd R. Schnuck, Dan C. Simons, Andrew C. Taylor, and Kimberly G. Walker.
(2)	Ratification of the selection of KPMG LLP as the Company’s independent public accountant for 2011. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

75,623,236	296,252	204,421	0
Based on the votes set forth above, the appointment of KPMG LLP as the independent public accounting firm to serve for 2011 was duly ratified by the shareholders.
(3)	An advisory (non-binding) proposal to approve the compensation awarded by the Company to its named executive officers, as disclosed pursuant to item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say on Pay” proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

61,802,988	1,990,411	542,113	11,798,804
Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.
(4)	An advisory (non-binding) vote on the frequency of future advisory “Say on Pay” votes. This proposal, commonly referred to as “Say When on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say When on Pay” proposal received the following votes:

1 year	2 years	3 years	Votes Abstain	Broker Non-Votes

57,739,048	629,114	5,404,885	562,464	11,798,804
Based on the votes set forth above the 1 year frequency received the most votes on this non-binding proposal.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: April 21, 2011